Fees Summary	Mar. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 997,070,000.00
Previously Paid Amount	0.00
Total Fee Amount	152,651.42
Total Offset Amount	0.00
Net Fee	$ 152,651.42
Final Prospectus	false